UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): August 28, 2002.

NEOFORMA, INC.
(Exact name of registrant as specified in its charter.)

Delaware
(State or other jurisdiction of incorporation)

000-28715	77-0424252
(Commission File Number)	(IRS Employer Identification No.)

3061 Zanker Rd. San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

(408) 468-4000
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 9:    REGULATION FD DISCLOSURE

On August 28, 2002, Neoforma, Inc. (the “Company”) filed with the Securities and Exchange Commission Amendment No. 1 to its Quarterly Report on Form 10-Q/A for the quarter ended March 30, 2002 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. As required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), these filings were each accompanied by a certification of the Company’s Chief Executive Officer and its Chief Financial Officer as to the matters required by Section 906. A copy of each of these certifications is included herewith as an Exhibit.

The information in this Current Report on Form 8-K, including exhibits, shall not be deemed filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or incorporated by reference into any registration statement, report, proxy statement or other document filed by the Company under such Act or under the Securities Act of 1933, as amended.

ITEM 7:    EXHIBITS

(c)  Exhibits

The following exhibits are furnished as part of this Report:

Exhibit	Description

99.1	Certification pursuant to Section 906 of Chief Executive Officer and Chief Financial Officer dated August 28, 2002 for Form 10-Q/A.

99.2	Certification pursuant to Section 906 of Chief Executive Officer and Chief Financial Officer dated August 28, 2002 for Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEOFORMA, INC.

Date: August 28, 2002	By:	/s/ ANDREW L. GUGGENHIME
Andrew L. Guggenhime
Chief Financial Officer

                        EXHIBIT INDEX

Exhibit	Description

99.1	Certification pursuant to Section 906 of Chief Executive Officer and Chief Financial Officer dated August 28, 2002 for Form 10-Q/A.

99.2	Certification pursuant to Section 906 of Chief Executive Officer and Chief Financial Officer dated August 28, 2002 for Form 10-Q.